U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 4, 2005

                           NEOMEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         0-21743                36-3680347
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction                                    (IRS Employer
      Incorporation)             (Commission File Number)    Identification No.)

2201 Second Street, Suite 600,
     Fort Myers, Florida                                            33901
-----------------------------                                -------------------
    (Address of Principal                                        (Zip Code)
      Executive Offices)

                                (239) - 337-3434
                                ----------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Distribution Agreement

      On October 4, 2005, NeoMedia Technologies, Inc. ("NeoMedia") signed a definitive distribution agreement (the "Agreement") to bring its NeoMedia Micro Paint Repair business to Scandinavia. The Agreement, signed with WITHO-AS of Oslo, Norway ("WITHO-AS"), calls for WITHO-AS to serve as an exclusive distributor of NeoMedia's micro paint repair products, systems and licenses to automotive service facilities throughout Denmark, Sweden, and Norway.

      Based in Oslo, Norway, WI-THO AS is a new company formed to specialize in products and services involving micro paint repairs for automobiles in Denmark, Sweden and Norway.

      On October 4, 2005, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        (Registrant)


Date: October 5, 2005                   By: /s/ Charles T. Jensen
      ---------------                       ------------------------------------
                                        Charles T. Jensen, President,
                                        Chief Executive Officer and Director

                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------
      16.1         Distribution Agreement between NeoMedia and WITHO-AS
      16.2         Press release dated October 6, 2005